                      STATEMENT OF ADDITIONAL INFORMATION
                      -----------------------------------
                           The Hirtle Callaghan Trust
                             575 E. Swedesford Road
                            Wayne, PA  19087

This statement of additional information is designed to supplement information contained in the prospectus relating to The Hirtle Callaghan Trust ("Trust"), an open-end, diversified, series, management investment company registered under the Investment Company Act of 1940 ("Investment Company Act"). This document, although not a prospectus, is incorporated by reference in its entirety in the Trust's prospectus and should be read in conjunction with the Trust's prospectus dated September 15, 1997. A copy of that prospectus is available by contacting the Trust at 610-254-9596.


Statement of Additional Information Heading           PAGE                 Corresponding Prospectus Heading
-------------------------------------------           ____                 --------------------------------
Management of the Trust                                                    Management of the Trust; General;
                                                                           Expense Information
Further Information About the Trust's Investment                           Investment Objectives and Policies
Policies                                                                   Investment Practices and Risk
                                                                           Considerations
Hedging through the Use of Options                                         Investment Practices and Risk
                                                                           Considerations: About Hedging
                                                                           Strategies
Hedging through the Use of                                                 Investment Practices and Risk
Futures Contracts and Related Instruments                                  Considerations: About Hedging
                                                                           Strategies
Hedging through the Use of                                                 Investment Practices and Risk
Currency-Related Instruments                                               Considerations: About Hedging
                                                                           Strategies
Investment Restrictions                                                    Investment Objectives and Policies
                                                                           Investment Practices and Risk
                                                                           Considerations
Additional Purchases and Redemption Information                            Purchases and Redemptions
Portfolio Transactions and Valuation                                       Portfolio Transactions and Valuation
Dividends, Distributions and Taxes                                         Dividends, Distributions and Taxes
Performance Information                                                    Performance Information
Financial Statements and Independent Accountants
Ratings Appendix

This statement of additional information does not contain all of the information set forth in the registration statement filed by the Trust with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the registration statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at its offices in Washington, D.C.

The date of this Statement of Additional Information is September 15, 1997.

MANAGEMENT OF THE TRUST
Trustees and Officers. The Trust's Board of Trustees ("Board") is responsible
---------------------
for the overall supervision and management of the business and affairs of the Trust, including (i) the selection and general supervision of those investment advisory organizations ("Investment Managers") retained by the Trust to provide portfolio management services to each of its separate investment portfolios (each a "Portfolio"); and (ii) for Portfolios for which more than one Investment Manager has been retained, allocation of that Portfolio's assets among such Investment Managers. In particular, the Board may, from time to time, allocate portions of a Portfolio's assets between or among several Investment Managers, each of whom may have a different investment style and/or investment selection discipline. The Board also may reallocate a Portfolio's assets among such Investment Managers, or terminate particular Investment Managers, if the Board deems it appropriate to do so in order to achieve the overall objectives of the
Portfolio involved.   In addition, the Board may retain additional Investment
Managers on behalf of a Portfolio subject to the approval of the shareholders of that Portfolio in accordance with the Investment Company Act. Day-to-day operations of the Trust are the responsibility of the Trust's officers, who are elected by, and serve at the pleasure of, the Board. The name and principal occupation for the past five years of each of the Trust's current officers and trustees are set forth below; unless otherwise indicated, the business address of each is 575 East Swedesford Road Wayne, PA 19087.


Name, Business Address and Age           Position with the Trust             Principal Occupation for
                                                                             the Last Five Years
------------------------------------------------------------------------------------------------------------------------------
*Donald E. Callaghan              50     Chairman of the Board of            For more than the past five years,
                                         Trustees and President              Principal, Hirtle Callaghan & Co., Inc.

 Ross H. Goodman                  48     Trustee                             For more than the past five years,
                                                                             Mr. Goodman has been Vice
                                                                             President of American Industrial
                                                                             Management & Sales, Inc.

*Jonathan J. Hirtle               44     Trustee                             For more than the past five years,
                                                                             Principal, Hirtle Callaghan & Co., Inc.

 Jarrett Burt Kling               52     Trustee                             For more than the past five years,
                                                                             Mr. Kling has been associated with CRA
                                                                             Real Estate Securities, L.P. and its
                                                                             affiliate, Radnor Advisers, Inc.  a
                                                                             Mr. Kling is general partner of TDH II
                                                                             and a special limited partner of TDH III
                                                                             (venture capital limited partnerships)
																			 since 1983.

*David M. Spungen                 34     Trustee                             For more than the past five years,
1926 Arch Street                                                             Mr. Spungen has been associated
Philadelphia, PA 19103-1484                                                  with The CMS Companies (financial
                                                                             services).Mr. Spungen currently
																			 serves as Director of CMS
                                                                             Capital Management, (a division of CMS
                                                                             Investment Resources, Inc.)

Richard W. Wortham, III           57     Trustee                             For more than the past five years,
                                                                             President, Video Rental of
                                                                             Pennsylvania, Inc. and its parent,
                                                                             Houston VMC, Inc.  Mr.
                                                                             Wortham is also a trustee of the
                                                                             Wortham Foundation and
                                                                             the Museum of Fine Arts, Houston.





Robert Zion                       34     Vice President and Treasurer        Mr. Zion is a Principal of Hirtle
                                                                             Callaghan, and has been
                                                                             employed by that firm
                                                                             for more than the last
                                                                             five years.

Laura Anne Corsell, Esq.          48     Secretary                           Ms.  Corsell is an attorney in
237 Park Avenue                                                              private practice.  From 1989
New York, N.Y. 10017                                                         through 1994, Ms. Corsell was
                                                                             associated with the law firm of
                                                                             Ballard Spahr Andrews and
                                                                             Ingersoll, as counsel.



*Indicates a Trustee who is an "interested person" of the Trust within the meaning of the Investment Company Act.

Each of those members of the Board who are not "interested persons" of the Trust within the meaning of the Investment Company Act ("Independent Trustees") receive from the Trust a fee of $1,000.00 per meeting of the Board attended and are reimbursed for expenses incurred in connection with each such meeting. Those members of the Board who are "interested persons" of the Trust and the Trust's officers receive no compensation from the Trust for performing the duties of their respective offices. The table below, which is required to be included in this Statement of Additional by the Securities and Exchange Commission, shows the aggregate compensation received from the Trust by each of the Independent Trustees during the fiscal year ending June 30, 1997 (excluding reimbursed expenses).

                                          Pension/     Estimated
                        Aggregate         Retirement   Benefits Upon
Name and                Compensation      Benefits     Retirement From  Total Compensation
Position                From Trust        From Trust   From Trust       From Trust
----------------------  ------------      ----------   ---------------  ------------------
Ross H. Goodman            $3000.00       $0.0         $0.0             $3000.00

Jarrett Burt Kling          3000.00        0.0          0.0              3000.00

Richard W. Wortham, III     3000.00        0.0          0.0              3000.00



As permitted under the Trust's Amended and Restated Declaration and Agreement of Trust and by-laws, the Board has established an executive committee and has appointed Messrs. Callaghan, Hirtle and Spungen to serve on that committee. Under the Trust's by-laws, the executive committee is authorized to act for the full Board in all matters for which the affirmative vote of a majority of the Board of the Trust's Independent Trustees is not required under the Investment Company Act or other applicable law. All of the officers and trustees of the Trust own in the aggregate, less than one percent of the outstanding shares of The Value Equity, Growth Equity, Small Capitalization Equity, Limited Duration Municipal Bond and International Equity Portfolios, respectively. During the fiscal year ended June 30, 1997, Ms. Corsell received fees for legal services rendered to the Trust (including related out-of-pocket expenses) of $49,324.00.

Investment Advisory Arrangements.  As described in the prospectus, Hirtle,
---------------------------------
Callaghan & Co., Inc. ("Hirtle Callaghan") has entered into a written consulting agreement with the Trust ("HCCI Consulting Agreement"). The HCCI Consulting Agreement was approved by the Trust's initial shareholder on July 21, 1995, following the approval of the Trust's Board (including a majority of the Trust's Independent Trustees) at a meeting of the Board held on July 20, 1995; that agreement was last approved by the Trust's Board on May 6, 1997. The HCCI Consulting Agreement will remain in effect until its second anniversary, unless sooner terminated and will continue from year to year so long as such continuation is approved, at a meeting called for the purpose of voting on such continuance, at least annually (i) by vote of a majority of the Trust's Board or the vote of the holders of a majority of the outstanding securities of the Trust; and (ii) by a majority of the Independent Trustees, by vote cast in person. The HCCI Consulting Agreement may be terminated at any time, without penalty, either by the Trust or by Hirtle Callaghan, upon sixty days' written notice and will automatically terminate in the event of its assignment as defined in the Investment Company Act. The HCCI Consulting Agreement permits the Trust to use the name "Hirtle Callaghan." In the event, however, the HCCI Consulting Agreement is terminated, Hirtle Callaghan has the right to require the Trust to discontinue any references to the name "Hirtle Callaghan" and to change the name of the Trust as soon as is reasonably practicable. The HCCI Consulting Agreement further provides that HCCI will not be liable to the Trust for any error, mistake of judgment or of law, or loss suffered by the Trust in connection with the matters to which the HCCI Consulting Agreement relates (including any action of any Hirtle Callaghan officer or employee in connection with the service of any such officer or employee as an officer of the Trust), whether or not any such action was taken in reliance upon information provided to the Trust by Hirtle Callaghan, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of Hirtle Callaghan.

The Trust has also entered into investment advisory contracts ("Portfolio Management Contracts") on behalf of each of the Portfolios with one or more of the Investment Managers. Other than the agreement between the Trust and Hotchkis and Wiley ("Hotchkis") relating to The Value Equity Portfolio, each of the Portfolio Management Contracts was approved by the Trust's initial shareholder on July 21, 1995, following that approval of the Trust's Board (including the Independent Trustees) at a meeting of the Board held on July 20, 1995; each such agreement was last approved by the Trust's Board on May 6, 1997. Each such contract will remain in effect from year to year so long as such continuation is approved, at a meeting called to vote on such continuance, at least annually (i) by vote of a majority of the Trust's Board or the vote of the holders of a majority of the outstanding securities of the Trust; and (ii) by a majority of the Independent Trustees, by vote cast in person. Each of the Portfolio Management Contracts may be terminated at any time, without penalty, either by the Trust or by the respective Investment Managers named in the contract, in each case upon sixty days' written notice, and each will automatically terminate in the event of its assignment, as that term is defined in the Investment Company Act.

Each of the Portfolio Management Contracts provides that the named Investment Manager will, subject to the overall supervision of the Board, provide a continuous investment program for the assets of the Portfolio to which such contract relates, or that portion of such assets as may be, from time to time allocated to such Investment Manager. The Portfolio Managers are responsible, among other things, for the provision of investment research and management of all investments and other instruments and the selection of brokers and dealers through which securities transactions are executed. Each of the Portfolio Management Contracts provides that the named Investment Manager will not be liable to the Trust for any error of judgment or mistake of law on the part of the Investment Manager, or for any loss sustained by the Trust in connection with the purchase or sale of any instrument on behalf of the named Portfolio, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, misfeasance, bad faith or gross negligence on the part of the named Investment Manager.

Hotchkis serves as an Investment Manager for The Value Equity Portfolio pursuant to a contract ("Hotchkis Agreement") that was approved by the Board (including the Independent Trustees) on July 19, 1996, and by the shareholders of The Value Equity Portfolio on October 23, 1996. The Hotchkis contract first became effective on November 12, 1996. The Hotchkis Agreement will remain in effect until its second anniversary, and will continue in effect thereafter from year to year so long as such continuation is approved, at a meeting called for the purpose of voting on such continuance, at least annually (i) by vote of a majority of the Trust's Board or the vote of the holders of a majority of the outstanding securities of the Trust; and (ii) by a majority of the Independent Trustees, by vote cast in person. The terms and conditions set forth in the Hotchkis Agreement are identical to those contained in the Portfolio Management Contracts except for the description of the portfolio manager, the effective and termination dates, and the modification of certain notice provisions relating to the obligation of Hotchkis to indemnify the Trust under certain circumstances. Specifically, Section 5 of the Hotchkis Agreement provides that the indemnification obligation of the portfolio manager with respect to information provided to the Trust by Hotchkis L.P. in writing for use in the Trust's registration statement and certain other documents shall not apply unless the portfolio manager has had an opportunity to review such documents for a specified period of time prior to the date on which they are filed with the Securities and Exchange Commission and unless the portfolio manager is notified in writing of any claim for indemnification within specified periods.

From July 29, 1996, until November 12, 1996, Hotchkis' predecessor limited partnership served as a portfolio manager of The Value Equity Portfolio pursuant to an agreement ("15a-4 Agreement") approved by the Board at a meeting held on July 19, 1996. The 15a-4 Agreement became effective on July 29, 1996, the date on which a similar contract("Prior Agreement") with a former portfolio manager for the Portfolio was terminated, and was approved by the shareholders of The Value Equity Portfolio on October 23, 1996, in the manner contemplated under rule 15a-4 of the Investment Company Act. The 15a-4 Agreement is identical to the Hotchkis Agreement except for the name of the advisory organization and the terms relating to effective dates. The Hotchkis Agreement is identical to the Prior Agreement except for the name of the advisory organization, effective dates and the modification of notice provisions relating to the Trust's right of indemnification, as noted above.

Prior to November 12, 1996, Hotchkis was an independent California limited partnership. On November 11, 1996, all of the interests in that partnership were acquired by Merrill Lynch & Co., ("ML") and the limited partnership became a division of Merrill Lynch Asset Management LP., a company controlled ML. In accordance with the Investment Company Act, the consummation of that acquisition terminated the 15a-4 Agreement; at the same time, and in accordance with the terms of the 15a-4 Agreement and the Hotchkis Agreement, the Hotchkis Agreement became effective. ML is a public company whose shares are traded on the New York Stock Exchange.

For the fiscal year ended June 30, 1997, Hirtle Callaghan received advisory fees from each of the Portfolios, calculated at an annual rate of .05%, as follows: The Value Equity Portfolio, $44,605; The Growth Equity Portfolio,
$ 65,417; The Small Capitalization Portfolio, $41,020; The International Equity, Portfolio, $52,703; and The Limited Duration Municipal Bond Portfolio, $16,428. For the fiscal year ended June 30, 1996, Hirtle Callaghan received advisory fees from each of the Portfolios, calculated at an annual rate of .05%, as follows: The Value Equity Portfolio, $24,343; The Growth Equity Portfolio, $34,071; The Small Capitalization Portfolio, $16,940; The International Equity, Portfolio, $24,436; and The Limited Duration Municipal Bond Portfolio, $7,628. The foregoing figures reflect voluntary expense reimbursements by Hirtle Callaghan to the Small Capitalization and Limited Duration Portfolios of
$24,082 and $36,701, respectively for the year ended June 30 1996.

The following table sets forth the investment advisory fee received from the specified Portfolio by each of its respective Investment Managers during the fiscal years ended June 30, 1997 and June 30, 1996, respectively:


	    														Actual Fee Paid for
Investment Manager      Portfolio       Advisory Fee Rate 1 	fiscal year ended
																  1997	      1996
-----------------       ---------       -----------------       ---------------------

Institutional           Value Equity    .30% of average         $150,281	$ 94,103
Capital Corporation                      net assets

Hotchkis & Wiley		Value Equity	.30% of average         $118,592	   -0-
										 net assets

Jennison Associates     Growth Equity   .30% of average         $210,125	 102,397
Capital Corp.                            net assets

Westfield Capital       Growth Equity   .30% of average         $179,941	 102,030
Management Co.                           net assets

Clover Capital          Small Cap       .45% of average         $185,827	  86,448
Management, Inc.                        net assets

Frontier Capital        Small Cap       .45% of average         $187,263	  66,017
Management Co.                          net assets

Brinson Partners        International   .40% of average         $424,428	  95,488
                                        net assets

Morgan Grenfell         Limited         .20% of average         $64,927		  30,513
Capital Management      Duration        net assets
Incorporated

-------------------
1  Rate shown applies to that portion of the specified portfolio's assets allocated to the specified Investment Manager.
2  Effective July 29, 1996, Hotchkis and Wiley replaced Cowen Asset Management.
For the fiscal year ended June 30, 1996, the Growth Equity Portfolio paid advisory fees to Cowen Asset Management in the amount of $51,954 of that portfolio's average net assets.



Other Matters.   BISYS Fund Services LP ("BISYS") serves
as the Trust's principal underwriter pursuant to an agreement approved by the Board on July 19, 1996. BISYS does not receive any underwriting fees or other compensaton for serving as the distributor of the Trust's shares. Pursuant to a separate agreement, BISYS has also, since January 1, 1997, provided administrative services for the Trust; these services are described in the Trust's prospectus. For the fiscal year ended June 30, 1997, BISYS received for such services, fees from each of the Portfolios, as follows: The Value Equity Portfolio, $89,565;
The Growth Equity Portfolio, $ 130,138; The Small Capitalization Portfolio, $41,020; The International Equity, Portfolio, $52,703;
and The Limited Duration Municipal Bond Portfolio, $31,952
(all of which was volutarilly waived by BISYS). Pursuant to secparate agreements, certain affiliates of BISYS also provide transfer agency and fund accounting services to the Trust.

FURTHER INFORMATION ABOUT THE TRUST'S INVESTMENT POLICIES

The following discussion supplements the discussion of the investment policies of each of the Portfolios as set forth in the prospectus and the types of securities and other instruments in which the respective Portfolios may invest.

Repurchase Agreements.  As noted in the prospectus, among the instruments that
----------------------
each of the Portfolios may use for temporary investment purposes are repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security and the obligation of the Portfolio to resell that security at an
agreed-upon price and time.   Repurchase agreements could involve certain risks
in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The Investment Manager for each Portfolio, in accordance with guidelines adopted by the Board, monitors the creditworthiness of those banks and non-bank dealers with which the respective Portfolios may enter into repurchase agreements. The Trust also monitors the market value of the securities underlying any repurchase agreement to ensure that the repurchase obligation of the seller is adequately collateralized.

Repurchase agreements may be entered into with primary dealers in U.S. Government Securities who meet credit guidelines established by the Board (each a "repo counterparty"). Under each repurchase agreement, the repo counterparty will be required to maintain, in an account with the Trust's custodian bank, securities that equal or exceed the repurchase price of the securities subject to the repurchase agreement. A Portfolio will generally enter into repurchase agreements with short durations, from overnight to one week, although securities subject to repurchase agreements generally have longer maturities. A Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements.

For purposes of the Investment Company Act, a repurchase agreement may be deemed a loan to the repo counterparty. It is not clear whether, in the context of a bankruptcy proceeding involving a repo counterparty, a court would consider a security acquired by a Portfolio subject to a repurchase agreement as being owned by that Portfolio or as being collateral for such a "loan." If a court were to characterize the transaction as a loan, and a Portfolio has not perfected a security interest in the security acquired, that Portfolio could be required to turn the security acquired over to the bankruptcy trustee and be treated as an unsecured creditor of the repo counterparty. As an unsecured creditor, the Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction.
In the event of any such bankruptcy or
insolvency proceeding involving a repo counterparty with whom a Portfolio has outstanding repurchase agreements a Portfolio may encounter delays and incur costs before being able to sell securities acquired subject to such repurchase agreements. Any such delays may involve loss of interest or a decline in price of the security so acquired.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the repo counterparty may fail to repurchase the security. However, a Portfolio will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the repurchase price, and the Portfolio will make payment against such securities only upon physical delivery or evidence of book
entry transfer of such collateral to the account of its custodian bank.   If the
market value of the security subject to the repurchase agreement falls below the repurchase price the Trust will direct the repo counterparty to deliver to the Trust's custodian additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Variable and Floating Rate Instruments.  As noted in the prospectus, among the
--------------------------------------
instruments that each of the Portfolios may use for temporary investment purposes are variable rate demand notes (including floating rate instruments) from banks and other issuers. A "variable rate instrument" is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A "floating rate instrument" is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value.

The Portfolios will be able (at any time or during specified periods generally not exceeding one year, depending upon the instrument involved) to demand payment of the principal of a note. The notes are not typically rated by credit rating agencies. If an issuer of a variable rate demand note defaulted on its payment obligation, a Portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default. The continuing creditworthiness of issuers of variable rate instruments, if any, held by a Portfolio will be monitored by its Investment Managers to determine whether such notes should continue to be held.

When-Issued Securities.  As noted in the prospectus, Tax-Exempt Securities may
-----------------------
be purchased on a "when-issued" basis. The price of securities purchased on a when-issued basis, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Thus, to the extent that assets are held in cash pending the settlement of a purchase of securities, the purchaser would earn no income. At the time a commitment to purchase a security on a when-issued basis is made, the transaction is recorded and the value of the security will be reflected in determining net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Trust does not believe that net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.


HEDGING THROUGH THE USE OF OPTIONS.

As indicated in the prospectus, each of the Portfolios may, consistent with its investment objectives and policies, use options on securities and securities indexes to reduce the risks associated with the types of securities in which each is authorized to invest and/or in anticipation of future purchases. A Portfolio may use options only in a manner consistent with its investment objective and policies and may not invest more than 10% of its total assets in option purchases. Options may be used only for the purpose of reducing investment risk and not for speculative purposes. The following discussion sets forth certain information relating to the types of options that the Portfolios may use, together with the risks that may be associated with their use.

About Options on Securities.  A call option is a short-term contract pursuant to
---------------------------
which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option period, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option period, to buy the underlying security at the exercise price.

Options may be based on a security, a securities index or a currency. Options on securities are generally settled by delivery of the underlying security whereas options on a securities index or currency are settled in cash. Options may be traded on an exchange or in the over-the-counter markets.

Option Purchases.   Call options on securities may be purchased in order to fix
-----------------
the cost of a future purchase. In addition, call options may be used as a means of participating in an anticipated advance of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the amount of loss, if any, to the amount of the option premium paid. Conversely, if the market price of the underlying security rises and the call is exercised or sold at a profit, that profit will be reduced by the amount initially paid for the call.

Put options may be purchased in order to hedge against a decline in market value of a security held by the purchasing portfolio. The put effectively guarantees that the underlying security can be sold at the predetermined exercise price, even if that price is greater than the market value at the time of exercise. If the market price of the underlying security increases, the profit realized on the eventual sale of the security will be reduced by the premium paid for the put option. Put options may also be purchased on a security that is not held by the purchasing portfolio in anticipation of a price decline in the underlying security. In the event the market value of such security declines below the designated exercise price of the put, the purchasing portfolio would then be able to acquire the underlying security at the market price and exercise its put option, thus realizing a profit. In order for this strategy to be successful, however, the market price of the underlying security must decline so that the difference between the exercise price and the market price is greater than the option premium paid.

Option Writing.  Call options may be written (sold) by the Portfolios.
---------------
Generally, calls will be written only when, in the opinion of a Portfolio's Investment Manager, the call premium received, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the call, will be greater than the appreciation in the price of the underlying security.

Put options may also be written. This strategy will generally be used when it is anticipated that the market value of the underlying security will remain higher than the exercise price of the put option or when a temporary decrease in the market value of the underlying security is anticipated and, in the view of a Portfolio's Investment Manager, it would not be appropriate to acquire the underlying security. If the market price of the underlying security rises or stays above the exercise price, it can be expected that the purchaser of the put will not exercise the option and a profit, in the amount of the premium received for the put, will be realized by the writer of the put. However, if the market price of the underlying security declines or stays below the exercise price, the put option may be exercised and the portfolio that sold the put will be obligated to purchase the underlying security at a price that may be higher than its current market value.

All option writing strategies will be employed only if the option is "covered." For this purpose, "covered" means that, so long as the Portfolio that has written (sold) the option is obligated as the writer of a call option, it will
(1) own the security underlying the option; or (2) hold on a share-for-share basis a call on the same security, the exercise price of which is equal to or less than the exercise price of the call written. In the case of a put option, the Portfolio that has written (sold) the put option will (1) maintain cash or cash equivalents in an amount equal to or greater than the exercise price; or
(2) hold on a share-for share basis, a put on the same security as the put written provided that the exercise price of the put held is equal to or greater than the exercise price of the put written.

Options on Securities Indices.  Options on securities indices may by used in
------------------------------
much the same manner as options on securities. Index options may serve as a hedge against overall fluctuations in the securities markets or market sectors, rather than anticipated increases or decreases in the value of a particular security. Thus, the effectiveness of techniques using stock index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the portfolio to be hedged. Options on stock indices are settled exclusively in cash.

Risk Factors Relating to the Use of Options Strategies.  The premium paid or
-------------------------------------------------------
received with respect to an option position will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. Moreover, the successful use of options as a hedging strategy depends upon the ability to forecast the direction of market fluctuations in the underlying securities, or in the case of index options, in the market sector represented by the index selected.

Under normal circumstances, options traded on one or more of the several recognized options exchanges may be closed by effecting a "closing purchase transaction," i.e. by purchasing an identical option with respect to the underlying security in the case of options written and by selling an identical option on the underlying security in the case of options purchased. A closing purchase transaction will effectively cancel an option position, thus permitting profits to be realized on the position, to prevent an underlying security from being called from, or put to, the writer of the option or, in the case of a call option, to permit the sale of the underlying security. A profit or loss may be realized from a closing purchase transaction, depending on whether the overall cost of the closing transaction (including the price of the option and actual transaction costs) is less or more than the premium received from the writing of the option. It should be noted that, in the event a loss is incurred in a closing purchase transaction, that loss may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of an option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security held.

Options will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. Options that expire unexercised have no value. Unless an option purchased by a Portfolio is exercised or a closing purchase transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

HEDGING THROUGH THE USE OF FUTURES CONTRACTS AND RELATED INSTRUMENTS.

As indicated in the prospectus, each of the Portfolios may, consistent with its investment objectives and policies, use futures contracts and options on futures contracts to reduce the risks associated with the types of securities in which each is authorized to invest and/or in anticipation of future purchases. A Portfolio may invest in futures-related instruments only for hedging purposes and not for speculation and only in a manner consistent with its investment objective and policies. In particular, a Portfolio may not commit more than 5% of its net assets, in the aggregate, to margin deposits on futures contracts or premiums for options on futures contracts. The following discussion sets forth certain information relating to the types of futures contracts that the Portfolios may use, together with the risks that may be associated with their use.

About Futures Contracts and Options on Futures Contracts.  A futures contract is
--------------------------------------------------------
a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of security or currency called for in the contract at a specified future time and at a specified price. In practice, however, contracts relating to financial instruments or currencies are closed out through the use of closing purchase transactions before the settlement date and without delivery or the underlying security or currency. In the case of futures contracts based on a securities index, the contract provides for "delivery" of an amount of cash equal to the dollar amount specified multiplied by the difference between the value of the underlying index on the settlement date and the price at which the contract was originally fixed.

Stock Index Futures Contracts.  A Portfolio may sell stock index futures
------------------------------
contracts in anticipation of a general market or market sector decline that may adversely affect the market values of securities held. To the extent that securities held correlate with the index underlying the contract, the sale of futures contracts on that index could reduce the risk associated with a market decline. Where a significant market or market sector advance is anticipated, the purchase of a stock index futures contract may afford a hedge against not participating in such advance at a time when a Portfolio is not fully invested. This strategy would serve as a temporary substitute for the purchase of individual stocks which may later be purchased in an orderly fashion. Generally, as such purchases are made, positions in stock index futures contracts representing an equivalent securities would be liquidated.

Futures Contracts on Debt Securities.  Futures contracts on debt securities,
-------------------------------------
often referred to as "interest rate futures," obligate the seller to deliver a specific type of debt security called for in the contract, at a specified future time. A public market now exists for futures contracts covering a number of debt securities, including long-term U.S. Treasury bonds, ten-year U.S. Treasury notes, and three-month U.S. Treasury bills, and additional futures contracts based on other debt securities or indices of debt securities may be developed in the future. Such contracts may be used to hedge against changes in the general level of interest rates. For example, a Portfolio may purchase such contracts when it wishes to defer a purchase of a longer-term bond because short-term yields are higher than long-term yields. Income would thus be earned on a short-term security and minimize the impact of all or part of an increase in the market price of the long-term debt security to be purchased in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the contract purchased by the Portfolio or avoided by taking delivery of the debt securities underlying the futures contract. Conversely, such a contract might be sold in order to continue to receive the income from a long-term debt security, while at the same time endeavoring to avoid part or all of any decline in market value of that security that would occur with an increase in interest rates. If interest rates did rise, a decline in the value of the debt security would be substantially offset by an increase in the value of the futures contract sold.

Options on Futures Contracts.  An option on a futures contract gives the
----------------------------
purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the period of the option. The risk of loss associated with the purchase of an option on a futures contract is limited to the premium paid for the option, plus transaction cost. The seller of an option on a futures contract is obligated to a broker for the payment of initial and variation margin in amounts that depend on the nature of the underlying futures contract, the current market value of the option, and other futures positions held by the Portfolio. Upon exercise of the option, the option seller must deliver the underlying futures position to the holder of the option, together with the accumulated balance in the seller's futures margin account that represents the amount by which the market price of the underlying futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option involved. If an option is exercised on the last trading day prior to the expiration date of the option, settlement will be made entirely in cash equal to the difference between the exercise price of the option and the value at the close of trading on the expiration date.

Risk Considerations Relating to Futures Contracts and Related Instruments.
-------------------------------------------------------------------------
Participants in the futures markets are subject to certain risks. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange): no secondary market exists for such contracts. In addition, there can be no assurance that a liquid market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of that portion of the securities being hedged, if any, may partially or completely offset losses on the futures contract.

As noted above, there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. In particular, there may be an imperfect correlation between movements in the prices of futures contracts and the market value of the underlying securities positions being hedged. In addition, the market prices of futures contracts may be affected by factors other than interest rate changes and, as a result, even a correct forecast of interest rate trends might not result in a successful hedging strategy. If participants in the futures market elect to close out their contracts through offsetting transactions rather than by meeting margin deposit requirements, distortions in the normal relationship between debt securities and the futures markets could result. Price distortions could also result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. In addition, an increase in the participation of speculators in the futures market could cause temporary price distortions.

The risks associated with options on futures contracts are similar to those applicable to all options and are summarized above under the heading "Hedging Through the Use of Options: Risk Factors Relating to the Use of Options Strategies." In addition, as is the case with futures contracts, there can be no assurance that (1) there will be a correlation between price movements in the options and those relating to the underlying securities; (2) a liquid market for options held will exist at the time when a Portfolio may wish to effect a closing transaction; or (3) predictions as to anticipated interest rate or other market trends on behalf of a Portfolio will be correct.

Margin Requirements and Limitations Applicable to Futures Related Transactions.
------------------------------------------------------------------------------
When a purchase or sale of a futures contract is made by a Portfolio, that Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin" equal to the in daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Portfolio will value its open futures positions at market.

A Portfolio will not enter into a futures contract or an option on a futures contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

Segregation Requirements.
------------------------
Futures Contracts.  When purchasing a futures contract, a Portfolio will
-----------------
maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

When selling a futures contract, a Portfolio will similarly maintain liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by that Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

Options on Futures Contracts.  When selling a call option on a futures contract,
----------------------------
a Portfolio will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U. S. Government securities, or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

When selling a put option on a futures contract, the Portfolio will similarly maintain cash, U.S. Government securities, or other highly liquid debt securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

HEDGING THROUGH  THE USE OF CURRENCY RELATED INSTRUMENTS.

As indicated in the prospectus, The Growth Portfolio may use forward foreign currency exchange contracts in connection with permitted purchases and sales of securities of non-U.S. issuers. In addition, The International Equity Portfolio may, consistent with its investment objectives and policies, use such contracts as well as certain other currency related instruments to reduce the risks associated with the types of securities in which it is authorized to invest and to hedge against fluctuations in the relative value of the currencies in which securities held by The International Equity Portfolio are denominated. The following discussion sets forth certain information relating to forward currency contracts and other currency related instruments, together with the risks that may be associated with their use.

About Currency Transactions and Hedging.  The International Equity Portfolio is
---------------------------------------
authorized to purchase and sell options, futures contracts and options thereon relating to foreign currencies and securities denominated in foreign currencies. Such instruments may be traded on foreign exchanges, including foreign over-the-counter markets. Transactions in such instruments may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; and (iv) lesser trading volume. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The International Equity Portfolio may also purchase and sell options relating to foreign currencies to increase exposure to a foreign currency or to shift foreign currency exposure from one country to another.

Foreign Currency Options and Related Risks.  The International Equity Portfolio
------------------------------------------
may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Portfolio holds in its portfolio or intends to purchase. For example, if the Portfolio were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Portfolio held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and the Portfolio's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.
In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.
The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option.
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Forward Foreign Currency Exchange Contracts. The Growth Equity Portfolio may use
-------------------------------------------
forward contracts to protect against uncertainty in the level of future exchange rates in connection with specific transactions. For example, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale of the foreign currency involved in the underlying transaction in exchange for a fixed amount of U.S. dollars or foreign currency. This may serve as a hedge against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

The International Equity Portfolio may also use forward contracts in connection with specific transactions. In addition, it may use such contracts to lock in the U.S. dollar value of those positions, to increase the Portfolio's exposure to foreign currencies that the Investment Manager believes may rise in value relative to the U.S. dollar or to shift the Portfolio's exposure to foreign currency fluctuations from one country to another. For example, when the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging."

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transaction costs. A

Portfolio may enter into forward contracts or maintain a net exposure to such contracts only if: (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities and other assets denominated in that currency; or (2) the Portfolio maintains cash, U.S. Government securities or other liquid securities in a segregated account in an amount which, together with the value of all the Portfolio's securities denominated in such currency, equals or exceeds the value of such contracts.

At or before the maturity date of a forward contract that requires the Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into another contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. As a result of such an offsetting transaction, a Portfolio would realize a gain or a loss to the extent of any change in the exchange rate between the currencies involved between the execution dates of the first and second contracts.

The cost to a Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the prevailing market conditions. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Although The International Equity Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

INVESTMENT RESTRICTIONS

In addition to the investment objectives and policies of the Portfolios, each Portfolio is subject to certain investment restrictions both in accordance with various provisions of the Investment Company Act and guidelines adopted by the Trust's Board. These investment restrictions are summarized below.

The following investment restrictions (1 though 9) are fundamental and cannot be changed with respect to any Portfolio without the affirmative vote of a majority of the Portfolio's outstanding voting securities as defined in the Investment Company Act.

A Portfolio may not:

  1. Purchase the securities of any issuer, if as a result of such purchase, more than 5% of the total assets of the Portfolio would be invested in the securities of that issuer, or purchase any security if, as a result of such purchase, a Portfolio would hold more than 10% of the outstanding voting securities of an issuer, provided that up to 25% of the value of the Trust's assets may be invested without regard to this limitation, and provided further that this restriction shall not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements secured by such obligations, or securities issued by other investment companies.

  2. Borrow money, except that a Portfolio (i) may borrow amounts, taken in the aggregate, equal to up to 5% of its total assets, from banks for temporary purposes (but not for leveraging or investment) and (ii) may engage in reverse repurchase agreements for any purpose, provided that (i) and (ii) in combination do not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings).

  3. Mortgage, pledge or hypothecate any of its assets except in connection with any permitted borrowing, provided that this restriction does not prohibit escrow, collateral or margin arrangements in connection with a Portfolio's permitted use of options, futures contracts and similar derivative financial instruments described in the Trust's prospectus.

  4. Issue senior securities, as defined in the Investment Company Act, provided that this restriction shall not be deemed to prohibit a Portfolio from making any permitted borrowing, mortgage or pledge, and provided further that the permitted use of options, futures contracts and similar derivative financial instruments described in the Trust's prospectus shall not constitute issuance of a senior security.

  5. Underwrite securities issued by others, provided that this restriction shall not be violated in the event that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of portfolio of securities.

  6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, provided that this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

  7. Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments, provided that a Portfolio may purchase and sell futures contracts relating to financial instruments and currencies and related options in the manner described in the Trust's prospectus.

  8. Make loans to others, provided that this restriction shall not be construed to limit (a) purchases of debt securities or repurchase agreements in accordance with a Portfolio's investment objectives and policies; and (b) loans of portfolio securities in the manner described in the Trust's prospectus.

  9. Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry provided that this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements secured by such obligations or securities issued by other investment companies.

The following investment restrictions (10 through 15) reflect policies that have been adopted by the Trust, but they are not fundamental and may be changed by the Trust's Board, without shareholder vote.

A Portfolio may not:

  10. Invest in any issuer for purposes of exercising control or management.

  11. Make short sales of securities or maintain a short position, or purchase securities on margin, provided that this restriction shall not preclude the Trust from obtaining such short-term credits as may be necessary for the clearance of purchases and sales of its portfolio securities, and provided further that this restriction will not be applied to limit the use by a Portfolio of options, futures contracts and similar derivative financial instruments in the manner described in the Trust's prospectus.

  12. Invest in securities of other investment companies except as permitted under the Investment Company Act.

  13. Buy or sell interests in oil, gas or mineral exploration or development programs or related leases, provided that this restriction shall not preclude investments in marketable securities of issuers engaged in such activities.

  14. Purchase any security if, as a result, the Portfolio would have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

  15. Invest more than 5% of the market value of a Portfolio's total assets in warrants or invest more than 2% of such value in warrants that are not listed on the New York or American Stock Exchange.

An investment restriction applicable to a particular Portfolio shall not be deemed violated as a result of a change in the market value of an investment, the net or total assets of that Portfolio, or any other later change provided that the restriction was satisfied at the time the relevant action was taken. In order to permit the sale of its shares in certain states, the Trust may make commitments more restrictive than those described above. Should the Trust determine that any such commitment may no longer be appropriate, the Board will consider whether to revoke the commitment and terminate sales of its shares in the state involved.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Trust reserves the right in its sole discretion to suspend the continued offering of the Trust's shares and to reject purchase orders in whole or in part when in the judgment of the Board such action is in the best interest of the Trust.

Payments to shareholders for shares of the Trust redeemed directly from the Trust will be made as promptly as possible but no later than seven days after receipt by the Trust's transfer agent of the written request in proper form, with the appropriate documentation as stated in the prospectus, except that the Trust may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the Securities and Exchange Commission making disposal of portfolio securities or valuation of net assets of the Trust not reasonably practicable; or for such other period as the Securities and Exchange Commission may permit for the protection of the Trust's shareholders.

Each of the Portfolios reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Trust's shares by making payment in whole or in part in readily marketable securities chosen by the Trust and valued in the same way as they would be valued for purposes of computing each Portfolio's net asset value. If such payment were made, an investor may incur brokerage costs in converting such securities to cash. The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Trust's portfolio securities at the time of redemption or repurchase.

PORTFOLIO TRANSACTIONS AND VALUATION

Subject to the general supervision of the Board, the Investment Managers of the respective Portfolios are responsible for placing orders for securities transactions for each of the Portfolios. Securities transactions involving stocks will normally be conducted through brokerage firms entitled to receive commissions for effecting such transactions. In placing portfolio transactions, an Investment Manager will use its best efforts to choose a broker or dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In placing brokerage transactions, the respective Investment Managers may, however, consistent with the interests of the Portfolios they serve, select brokerage firms on the basis of the research, statistical and pricing services they provide to the Investment Manager. In such cases, a Portfolio may pay a commission that is higher than the commission that another qualified broker might have charged for the same transaction, providing the Investment Manager involved determines in good faith that such commission is reasonable in terms either of that transaction or the overall responsibility of the Investment Manager to the Portfolio and such manager's other investment advisory clients.

Transactions involving debt securities and similar instruments are expected to occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally effected on a net basis and do not involve payment of brokerage commissions. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

The table below reflects the aggregate dollar amount of brokerage commissions paid by each of the portfolios of the Trust paid the during the fiscal years indicated.



Portfolio 				Aggregate Brokerage Commissions
						for the Fiscal Years ended
							1997	    	   1996
-----------------       -----------       -------------

Value Equity  			$179,053			$137,963

Growth Equity 			 258,337			 238,948

Small Cap				 227,730			 147,928

International Equity	 250,705			 144,359

Limited Duration		 -0-				  -0-



The Trust has adopted procedures pursuant to which each portfolio is permitted to allocate brokerage transactions to affiliates of the various Investment Managers. Under such procedures, commissions paid to any such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions. Several of the Trust's Investment Managers are affiliated with brokerage firms to which brokerage transactions may, from time to time, be allocated.

The table below reflects the aggregate dollar amount of commissions paid to each such firm, as well as similar information about transactions allocated to Furman Selz, LLC, (which servced as the Trust's principal underwriter prior to January 1, 1997) by the Portfolios during the period. Information shown is expressed both as a percentage of the total amount of commission dollars paid by each portfolio and as a percentage of the total value of all brokerage transactions effected on behalf of each portfolio. "NA" indicates that during the relevant period, the indicated broker was not considered an affiliate of the specified portfolio.



Affiliated         	   					Portfolio
Broker1				--------------------------------------------------------
                   	For Value    	For Growth  	For Small		For Int'l		    For Limited
					Equity   		Equity 			Cap Equity		Equity			    Duration

           			1997  	1996    1997 	1996   	1997 	1996   	1997 	1996   		1997 	1996
---------          	------------   --------------- 	------------ 	------------  		----------

Cowen & Co.2
% of commissions	-0-	    34%		-0-		.02%	-0-		-0-		-0-		-0-			-0-		-0-
% of transactions	-0-	   .94%		-0-		.05%	-0-		-0-		-0-		-0-			-0-		-0-

Prudential
Securities3
% of commissions	NA		NA		1.36   1.45%	NA		NA		NA		NA			NA		NA
% of transactions	NA		NA	    1.38%	.70%	NA		NA		NA		NA			NA		NA

Merrill Lynch & Co.4
% of commissions	.80%	NA		2.21%	 NA  	1.51%%	NA  	2.08%	NA  		-0-	    NA
% of transactions	.61%	NA		5.47%	 NA	  	1.56%	NA  	2.74%	NA  		-0-  	NA

Furman Selz LLC5
% of commissions	-0-	  -0-	    -0-	  4.20%		-0-		-0-		-0-		-0-			-0-		-0-
% of transactions	-0-	  -0-	    -0-	  1.26%		-0-		-0-		-0-		-0-			-0-		-0-

-------



1.  Other brokers deemed to be affiliated with certain Portfolios are:
    with respect to The International Portfolio, companies affiliated with
    Swiss Bank, of which Brinson Partners is a wholly-owned subsidiary and with respect to The Limited Duration Municipal Bond Portofolio, companies affiliated with Deutchebank, the parent company of Morgan Grenfell Capital
    Management Incorporated.  No brokerage transactions were affected through
	such companies during the period reflected in the above table by the
	relevant Portfolios.
2.  Cowen Asset Management, which served as an Investment Manager of The Value
    Equity Portfolio prior to August 1, 1996, is a division of Cowen & Co.
3.  Both Prudential Securities and Jennison Associates Capital Management Corp.,
    which serves as an Investment Manager of The Value Equity Portfolio,
    are wholly-owned subsidiaries of Prudential Insurance Company of America.
4.  Figures shown include all brokers affiliated with Merrill Lynch & Co.
	Merrill Lynch Asset Management, LLP, ("MLAM") of which Hotchkis and Wiley
	 is a division. MLAM is a wholly, indirect subsidiary of Merrill Lynch & Co.
5.  Furman Selz LLC  served as the Trust's principal underwriter prior to January 1, 1997.


In no instance will portfolio securities be purchased from or sold to Investment Managers, Hirtle Callaghan or any affiliated person of the foregoing entities except to the extent permitted by applicable law or an order of the Securities and Exchange Commission. Investment decisions for the several Portfolios are made independently from those of any other client accounts (which may include mutual funds) managed or advised by an Investment Manager. Nevertheless, it is possible that at times identical securities will be acceptable for both a Portfolio of the Trust and one or more of such client accounts. In such cases, simultaneous transactions are inevitable. Purchases and sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed that the ability of a Portfolio to participate in volume transactions may produce better executions for such Portfolio.

Portfolio Turnover.  Changes may be made in the holdings of any of the
------------------
Portfolios consistent with their respective investment objectives and policies whenever, in the judgment of the relevant Investment Manager, such changes are believed to be in the best interests of the Portfolio involved. It is anticipated that the annual portfolio turnover rate for a Portfolio will not exceed 100% under normal circumstances. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Portfolio's securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. The portfolio turnover rate for each of the Portfolios that has more than one Investment Manager will be an aggregate of the rates for each individually managed portion of that Portfolio. Rates for each portion, however, may vary significantly. The portfolio turnover rate for each of the Trust's Portfolios for the fiscal year ended June 30, 1997 were:
for the Value Equity Portfolio, 97.30%; for the Growth Equity Portfolio, 80.47%; for the Small Capitalization Equity Portfolio, 54.16%; for the International Portfolio, 29.85% and for the Limited Duration Municipal Bond Portfolio, 44.57%. The portfolio turnover rates for the portfolios for the period beginning with the commencement of the respective portfolio's operations and ending on June 30, 1996, were as follows: for the Value Equity Portfolio, 92.00%;
for the Growth Equity Portfolio, 80.00%; for the Small Capitalization Equity Portfolio, 38.00%; for the International Portfolio, 15.00%; and for the Limited Duration Municipal Bond Portfolio, 116.00%.


Valuation.   The net asset value per share of the Portfolios is determined once
-----------
on each Business Day as of the close of the New York Stock Exchange, which is normally 4 P.M. New York City time, on each day the New York Stock Exchange is open for trading. The Trust does not expect to determine the net asset value of its shares on any day when the Exchange is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.

In valuing the Trust's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board shall determine in good faith to reflect the security's fair value. All other assets of each Portfolio are valued in such manner as the Board in good faith deems appropriate to reflect their fair value. The net asset value per share of each of the Trust's Portfolios is calculated as follows: All liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net asset value is divided by the number of shares outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions.  As noted in the prospectus, each Portfolio will
---------------------------
distribute substantially all of its net investment income and net realized capital gains, if any. It is anticipated that The Value Portfolio, The Growth Portfolio and The Small Capitalization Equity Portfolio will declare and distribute dividends from net investment income on a quarterly basis. The Limited Duration Municipal Bond Portfolio will declare dividends daily, with payments on a monthly basis. The International Equity Portfolio will declare dividends semi-annually. The Trust expects to distribute any undistributed net investment income and capital gains for the 12-month period ended each October 31, on or about December 31 of each year.

Tax Information.  Each of the Trust's Portfolios is treated as a separate entity
---------------
for federal income tax purposes. Each Portfolio intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for the fiscal year ending June 30, 1996 and intends to continue to so qualify. Accordingly, it is the policy of each Portfolio to distribute to its shareholders by December 31 of each calendar year (i) at least 98% of its ordinary income for such year; (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year; and (iii) any amounts from the prior calendar year that were not distributed.

The following discussion and related discussion in the prospectus do not purport to be a complete description of all tax implications of an investment in the Trust. In addition, such information relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. A shareholder should consult with his or her own tax adviser for more information about Federal, state, local or foreign taxes. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Trust, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income.

Distributions of net investment income and short-term capital gains are taxable to shareholders as ordinary income. Distributions paid by a Portfolio out of long-term capital gain are taxable to those investors who are subject to income tax as long term capital gain. In the case of corporate shareholders, a portion of the distributions may qualify for the dividends-received deduction to the extent the Trust designates the amount distributed by any Portfolio as a qualifying dividend. The aggregate amount so designated cannot, however, exceed the aggregate amount of qualifying dividends received by that Portfolio for its taxable year. It is expected that dividends from domestic corporations will be part of the gross income for one or more of the Portfolios and, accordingly, that part of the distributions by such Portfolios may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of a particular Portfolio's gross income attributable to qualifying dividends is largely dependent on that Portfolio's investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if shares of such Portfolio held by a corporate investor are treated as debt-financed or are held for less than 46 days.

Distributions of net investment income and short-term capital gains are taxable to shareholders as long-term capital gains, regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax.

A redemption of Trust shares may result in recognition of a taxable gain or loss. Any loss realized upon a redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Trust are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption or exchange.

The Trust is required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Trust shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Trust shares may be subject to withholding of federal income tax at the rate of 31 percent in the case of non-exempt shareholders who fail to furnish the Trust with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Trust with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Trust reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

Tax Matters Relating to the Use of Certain Hedging Instruments and Foreign
--------------------------------------------------------------------------
Investments.  Certain of the Portfolios may write, purchase or sell certain
-----------
options, futures and foreign currency contracts. Such transactions are subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. Unless a Portfolio is eligible to make, and makes, a special election, any such contract that is a "Section 1256 contract" will be "marked-to-market" for Federal income tax purposes at the end of each taxable year, i.e., each contract will be treated for tax purposes as though it had been sold for its fair market value on the last day of the taxable year. In general, unless the special election referred to in the previous sentence is made, gain or loss from transactions in Section 1256 contracts will be 60% long term and 40% short term capital gain or loss. Additionally, Section 1092 of the Code, which applies to certain "straddles," may affect the tax treatment of income derived by a Portfolio from transactions in option, futures and foreign currency contracts. In particular, under this provision, a Portfolio may, for tax purposes, be required to postpone recognition of losses incurred in certain closing transactions.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing, and character of income, gain or loss recognized by the Trust. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables, and foreign currency options and futures contracts (other than options, futures, and foreign currency contracts that are governed by the mark-to-market and 60%-40% rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Under the Code, dividends or gains derived by a Portfolio from any investment in a "passive foreign investment company" ("PFIC")-- a foreign corporation 75 percent or more of the gross income of which consists of interest, dividends, royalties, rents, annuities or other "passive income" or 50 percent or more of the assets of which produce "passive income" -- may subject a Portfolio to U.S. federal income tax even with respect to income distributed by the Portfolio to its shareholders. In addition, any such tax will not itself give rise to a deduction or credit to the Portfolio or to any shareholder. In order to avoid the tax consequences described above, those Portfolios authorized to invest in foreign securities will attempt to avoid investments in PFICs.

PERFORMANCE INFORMATION

From time to time, a Portfolio may state its total return in sales literature and investor presentations. Total return may be stated for any relevant period specified. Any statements of total return will be accompanied by information on that Portfolio's average annual compounded rate of return over the most recent four calendar quarters and the period from the inception of that Portfolio's operations. The Trust may also advertise aggregate and average total return information over different periods of time for the various Portfolios.

The average annual compounded rate of return for a Portfolio is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the formula P(1+T)/n/ = ERV. For purposes of this formula, the variables represent the following values:

        P   =   a hypothetical initial purchase of $1,000

        T   =   average annual total return

        n   =   number of years

      ERV   =   redeemable value of hypothetical $1,000 initial purchase
                at the end of the period.

Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period and gives effect to the maximum applicable sales charge.

From time to time, evaluations of a Trust's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Trusts. Investors should note that the investment results of each of the Trust's Portfolios will fluctuate over time, and any presentation of a Portfolio's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

The table below shows the name and address of record of each person known to the Trust to hold, as of record or beneficially, 5% or more of shares of the Trust as August 29, 1997. Hirtle Callaghan may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust's portfolios, with respect to which shares Hirtle Callaghan disclaims beneficial ownership.



-----------------------------------------------------------------------------------------------------------------
                                                          Small
Name and Address of          Value         Growth         Capitalization       International    Limited Duration
Record Holder                Equity        Equity         Equity               Equity           Municipal Bond
-----------------------------------------------------------------------------------------------------------------
Bankers Trust Company        68.19%        78.14%  			83.25%				65.50%				94.12%
1 Bankers Trust Plaza
New York, N.Y.  10006

PNC Bank, N.A.               12.41%         7.86%  			6.69%				18.04%	(1)			 --
P.O. Box 7780-1888
Philadelphia, PA  19182

Northern Trust Company       11.11% (2)     8.16% (3) 		6.94%	(4)		 	5.89%	(5)			 --
P.O. Box 92956
Chicago, IL  60675
----------------------------
(1)  Shares include  12.24% held FBO 78 PGH Pension
(2)  Shares include  10.45% held FBO SFTRS 26-31827
(3)  Shares include   7.48% held FBO SFTRS HC
(4)  Shares include   6.29% held FBO SFTRS HC
(5)  Shares include   5.34% held FBO SFTRS HC




INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS.

Coopers and Lybrand, L.L.P., serves as the Trust's independent accountants. The Trust's financial statements as of June 30, 1997, have been audited by Coopers and Lybrand, L.L.P, whose address is 2400 Eleven Penn Center, Philadelphia, PA 19103. Such statement and accompanying report are set forth in the Trust's Annual Report to Shareholders, which accompanies this Statement of Additional Information and is incorporated herein by reference.

                                                          Ratings Appendix

                     Ratings for Corporate Debt Securities

Moody's Investors Service, Inc.                   Standard & Poor's Corporation
Aaa                                               AAA
Judged to be of the best quality; smallest        This is the highest rating assigned by S&P to a
degree of investment risk                         debt obligation and indicates an extremely strong
                                                  capacity to pay principal and interest.

Aa                                                AA
Judged to be of high quality by all               Also qualify as high-quality debt obligations.
standards; together with Aaa group,               Capacity to pay principal and interest is very
comprise  what are generally known as             strong
"high grade bonds"

A                                                 A
Possess many favorable investment                 Strong capacity to pay principal and interest,
attributes and are to be considered as            although securities in this category are somewhat
upper medium grade obligations                    more susceptible to the adverse effects of changes
                                                  in circumstances and economic conditions.

Baa                                               BBB
Medium grade obligations, i.e.                    Bonds rated BBB are regarded as having an adequate
they are neither highly protected nor             capacity to pay principal and interest.  Although
poorly secured. Interest payments                 they normally exhibit adequate  protection
and principal security appear                     parameters, adverse economic conditions or
adequate for present but certain                  changing circumstances are more likely to lead to
protective elements may be lacking or             a weakened capacity to pay principal and interest
unreliable over time.  Lacking in                 for bonds in this category than for bonds in the A
outstanding investment characteristics and        category.
have speculative characteristics as well


Ba                                                BB
Judged to have speculative elements: their        Bonds rated BB are regarded, on balance, as
future cannot be considered as well               predominantly speculative with respect to the
assured.  Often the protection of                 issuer's capacity to pay interest and repay
interest and principal payments                   principal in accordance with the terms of the
may every moderate and thereby not well           obligation. While such bonds will likely have some
safeguarded during both good and bad              quality and protective characteristics, these are
times over the future.  Uncertainty               outweighed by large uncertainties or major risk
of position characterize bonds                    exposures to adverse conditions.
in this class

                   RATINGS FOR MUNICIPAL SECURITIES

The following summarizes the two highest ratings used by Standard & Poor's Corporation for short term notes:

     SP-1 -- Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a (+) designation.

     SP-2 -- Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody's Investors Service, Inc. for short term notes:

     MIG-1/VIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-1/VIG-2 -- Obligations bearing these designations are of the high quality, with margins of protection ample although not so large as in the preceding group.

The following summarizes the two highest ratings used by Standard & Poor's Corporation for commercial paper:

     Commercial Paper rated A-1 by Standard & Poor's Corporation indicated that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.


The following summarizes the two highest ratings used by Moody's Investors Service, Inc. for commercial paper:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.